UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 1, 2009
(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I.	0-25248	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

The Regatta Office Park
Windward Three, 4th Floor
West Bay Road, P.O. Box 1114
Grand Cayman, KY1-1102
Cayman Islands
(Address of Principal Executive Offices)

(345) 945-4277
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Change in Registrant’s Certifying Accountant

On June 1, 2009, Rachlin LLP, the independent registered public accountants for Consolidated Water Co. Ltd. (the “Company”), merged with Marcum LLP, and on that date, began practicing in Florida as MarcumRachlin, a division of Marcum LLP (“MarcumRachlin”). Accordingly, effective June 1, 2009, the Company’s independent registered public accountants became known as MarcumRachlin, and Rachlin LLP effectively resigned as the Company’s independent registered public accountants.  In addition, on June 1, 2009, Marcum LLP changed its name from Marcum & Kliegman LLP to Marcum LLP.  Although we anticipate that Marcum LLP will serve as the Company’s independent registered public accountants for the upcoming year, the engagement of MarcumRachlin is subject to review and approval by the Company’s Audit Committee.  We expect the Audit Committee to address the possible engagement of MarcumRachlin later this month.

During the fiscal years ended December 31, 2007 and 2008, Rachlin LLP’s report on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during each of the Company’s fiscal years ended December 31, 2007 and 2008 and the interim period through June 1, 2009, the Company did not have any disagreements with Rachlin LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Rachlin LLP, would have caused Rachlin LLP to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for the year or period in question.  During the fiscal years ended December 31, 2007 and 2008 and the interim period through June 1, 2009, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that MarcumRachlin review the disclosure contained in this report and has asked it to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a) of Regulation S-K.  A copy of such letter is filed as an exhibit to this report.

Item 9.01.	Financial Statements and Other Exhibits.

(d) Exhibits.

16.1	Letter dated June 5, 2009 from MarcumRachlin to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.

Date: June 5, 2009	By:	/s/ David W. Sasnett
Name: David W. Sasnett
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.            Description

16.1	Letter dated June 5, 2009 from MarcumRachlin to the U.S. Securities and Exchange Commission.